EXHIBIT 10.47

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT		1. CONTRACT ID CODE	PAGE OF PAGES
			1	2
2. AMENDMENT/MODIFICATION NO. 0016	3. EFFECTIVE DATE 01/14/2019	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
6. ISSUED BY CODE	ASPR-BARDA	7. ADMINISTERED BY (If other than Item 6) CODE	ASPR-BARDA02
ASPR-BARDA 200 Independence Ave., S.W. Room 640-G Washington DC 20201		US DEPT OF HEALTH & HUMAN SERVICES ASST SEC OF PREPAREDNESS & RESPONSE ACQ MANAGEMENT, CONTRACTS, & GRANTS O’NEILL HOUSE OFFICE BUILDING Washington DC 20515
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)		(x)	9A. AMENDMENT OF SOLICITATION NO.
EMERGENT BIODEFENSE OPERATIONS LANSING LLC 330303 Attn: DIANA EMERGENT BIODEFENSE OPERATIONS LANS 3500 N MARTIN LUTHER KING JR BLVD LANSING MI 489062933
9B. DATED (SEE ITEM 11)

		x	10A. MODIFICATION OF CONTRACT/ORDER NO.
HHSD200201792634C
10B. DATED (SEE ITEM 13)
CODE 330303	FACILITY CODE		12/08/2016
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
 The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offers is extended, is not extended.  Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning _________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or
(c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.  If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) See Schedule
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE			A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
D. OTHER (Specify type of modification and authority) FAR 52.212-4(c) Changes
E. IMPORTANT: Contractor is not, is required to sign this document and return ____1____ copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Tax ID Number: [**]
DUNS Number: [**]
The purpose of this modification is to update the DUNS and address information for the assignee, Wells Fargo Bank.

FROM:

Wells Fargo Bank, National Association
301 South College Street, 14th Floor
MAC D1053-133
Charlotte, NC 28202
Continued…

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print) Michael Mann, Sr. Manager Comm. Ops.		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Caleb W. Owen
15B. CONTRACTOR/OFFEROR /s/ J. Michael Mann II (Signature of person authorized to sign)	15C. DATE SIGNED 14 JAN 19	16B. UNITED STATES OF AMERICA Caleb W. Owen - S (Signature of Contracting Officer)	16C. DATE SIGNED
NSN 7540-01-152-8070 STANDARD FORM 30 (Rev. 10-83)
Previous edition unusable Prescribed by GSA
FAR (48 CFR) 53.243

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HHSD200201792634C/0016			PAGE OF
				2	2
NAME OF OFFEROR OR CONTRACTOR EMERGENT BIODEFENSE OPERATIONS LANSING LLC 330303
ITEM No. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	DUNS Number: [**] TO: Wells Fargo Bank, National Association c/o Wells Fargo & Company 420 Montgomery St. San Francisco, CA 94104 DUNS Number: [**]. Period of Performance: 01/19/2017 to 09/30/2021
NSN 7540-01-152-8067 OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110